Exhibit 99.02

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Click2learn, Inc., on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, John D. Atherly, Chief Financial Officer of Click2learn, Inc., certify, pursuant to 18 U.S.C.§1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)           The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Click2learn, Inc.

Dated: May 14, 2003

/s/ John D. Atherly
John D. Atherly
Chief Financial Officer